Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund

each a series of AIP Alternative Strategies Funds

July 11, 2006

Supplement to the Prospectus
dated April 28, 2006

The following has been added to the prospectus as the Financial Highlights section.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Alpha Hedged Strategies Fund’s (the “Fund”) financial performance during the six months ending January 31, 2006 (unaudited), the fiscal years ended July 31, 2005 and July 31, 2004 and for the period from September 23, 2002 (commencement of operations) through July 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table below has been audited by PricewaterhouseCoopers LLP. Their report and the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

AIP Alternative Strategies Funds
Financial Highlights

ALPHA HEDGED STRATEGIES FUND	Six Months Ending January 31, 2006 (Unaudited)		Year Ended July 31, 2005		Year Ended July 31, 2004		Period from September 23, 2002(1) through July 31, 2003
Per Share Data(2):
Net Asset Value, Beginning of Period	$12.10		$10.73		$9.81		$10.00
Gain (Loss) from Investment Operations:
Net investment income(loss)	0.02	(3)	0.04	(3)(4)	(0.24)	(3)(4)	(0.17)	(3)
Net realized and unrealized gain (loss) on investments	0.57		1.33		1.17		(0.02)
Total Gain (Loss) from Investment Operations	0.59		1.37		0.93		(0.19)

Less Dividends and Distributions:
Net investment income	(0.04)		--		(0.01)		--
Net realized gains	--		--		--		--
Total Dividends and Distributions	(0.04)		--		(0.01)		--

Net Asset Value, End of Period	$12.65		$12.10		$10.73		$9.81

Total Return	4.91%	(5)	12.77%		9.42%		(1.90%)	(5)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$167,232		$123,035		$17,786		$11,835

Ratio of expenses including dividends on short positions and interest expense to average net assets:	6.60%	(6)	4.96%		5.27%		4.92%	(6)

Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	3.99%	(6)	3.99%		3.99%		3.99%	(6)

Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	0.21%	(6)	(0.88%)		(2.36%)		(2.00%)	(6)

Ratio of net investment income (loss) excluding dividends on short positions and interest expense to average net assets:	2.82%	(6)	0.09%		(1.08%)		(1.07%)	(6)

Ratio of interest expense and dividends on short positions to average net assets:	2.61%	(6)	0.97%		1.28%		0.93%	(6)

Portfolio turnover rate	97%		112%		146%		186%

(1)     Commencement of operations.
(2)     Information presented relates to a share of capital stock outstanding for the entire period.
(3)    Net investment income (loss) per share before interest expense and dividends on short positions for the period ended January 31, 2006, the years ended July 31, 2005 and July 31, 2004 and for the period ended July 31, 2003 were $0.10, $0.15, ($0.11) and ($0.09), respectively.
(4)    Had the Fund used the average shares outstanding method to calculate the net investment income (loss) and net realized and unrealized gain (loss) investment on a per share basis for the year ended July 31, 2005, the figures would have been ($0.09) and $1.46, respectively. Figures for the year ended July 31, 2004 were calculated using this methodology.
(5)    Not annualized.
(6)    Annualized.
Please retain this Supplement with your
Prospectus for future reference.